UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): August 30, 2019

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2019, the Board of Directors (the “Board”) of SWK Holdings Corporation (the “Company”) increased the size of the Board to six members and, upon the recommendation of the Governance and Nominating Committee of the Board, appointed both Winston L. Black, III, CEO of the Company, and Aaron G.L. Fletcher, Ph.D to the vacancies on the Board, effective immediately. The Board also appointed Dr. Fletcher to the Audit Committee of the Board, effective immediately. Dr. Fletcher’s compensation as a director will be consistent with the compensation provided to all of the Company’s non-employee directors.

There is no arrangement or understanding between Dr. Fletcher and any other person pursuant to which Dr. Fletcher was appointed a director of the Company. There are no relationships or transactions in which Dr. Fletcher has or will have an interest, or was or is a party, requiring disclosure under Item 404(a) of Regulation S-K.

On September 3, 2019, the Company issued a press release announcing the appointment of Mr. Black and Dr. Fletcher to the Board. A copy of such press release is attached hereto as Exhibit 99.1

Item 7.01. Regulation FD Disclosure

On September 3, 2019, the Company issued a press release announcing the changes to the Board of Directors, a copy of which is attached as Exhibit 99.1. As discussed in the press release, the Company also announced that it has applied to list its common stock on the NASDAQ Global Market.

The information in Item 7.01 of this Current Report on Form 8-K, including the press release, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ WINSTON BLACK
Winston Black
Chief Executive Officer

Date: September 3, 2019

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of SWK Holdings Corporation, dated September 3, 2019, reporting the expansion of the Board of Directors and application to trade on NASDAQ.